                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                GATX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[GATX CORPORATION]                                           GATX CORPORATION
                                                             500 WEST MONROE STREET
                                                             CHICAGO, IL 60661
                                                             312-621-6200

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

To our Shareholders:

     The Annual Meeting of the Shareholders of GATX Corporation will be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675, on Friday, April 23, 2004, at 9:00 A.M., for the purposes of:

        1. electing directors;

        2. approving the appointment of independent auditors for the year 2004;

        3. adopting the 2004 Equity Incentive Compensation Plan;

        4. adopting the Cash Incentive Compensation Plan; and

        5. transacting such other business as may properly come before the meeting.

     Only holders of Common Stock and both series of $2.50 Cumulative Convertible Preferred Stock of record at the close of business on March 5, 2004 will be entitled to vote at this meeting or any adjournment thereof.

     If you do not expect to attend in person, it will be appreciated if you will promptly vote, sign, date and return the enclosed proxy. Alternatively, you may vote by telephone or Internet by following the instructions in the enclosed proxy.

                                        Ronald J. Ciancio
                                        Secretary

March 22, 2004

GATX CORPORATION LOGO                                        GATX CORPORATION
                                                             500 WEST MONROE STREET
                                                             CHICAGO, IL 60661
                                                             312-621-6200

                                                                  March 22, 2004
                                PROXY STATEMENT
                               ------------------
                                    GENERAL

     The enclosed proxy is solicited by the Board of Directors of GATX Corporation (the "Company") and may be revoked at any time prior to its exercise by any shareholder giving such proxy. A proxy may be revoked by written notice to the Company, by duly executing a subsequent proxy relating to the same shares or by attending the Annual Meeting and voting in person. All shares represented by the proxies received and not revoked will be voted at the meeting.

     All expenses incurred in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, the Company has retained Mellon Investor Services to solicit proxies on behalf of the Board of Directors for a fee not to exceed $6,500, plus reasonable out-of-pocket expenses and disbursements. Mellon Investor Services may solicit proxies by mail, facsimile, telegraph or personal call. In addition, officers, directors and employees of the Company, who will receive no extra compensation for their services, may solicit proxies by mail, facsimile, telegraph or personal call. The Annual Report, including the Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission ("SEC"), was first mailed to all shareholders together with this proxy statement on or about March 22, 2004.

                               VOTING SECURITIES

     Only holders of Common Stock and both series of $2.50 Cumulative Convertible Preferred Stock of record at the close of business on March 5, 2004 will be entitled to vote at the meeting or any adjournment thereof. As of that date, there were 49,258,969 shares of the Common Stock and 21,774 shares of the $2.50 Cumulative Convertible Preferred Stock of the Company issued and outstanding. Each share is entitled to one vote. New York law and the Company's bylaws require the presence in person or by proxy of shares representing a majority of the votes entitled to be cast at the Annual Meeting in order to constitute a quorum for the Annual Meeting.

     Shareholders voting by proxy have a choice of voting (a) by completing the proxy card and mailing it in the envelope provided, (b) over the Internet or (c) by telephone using the toll-free telephone number. The proxy card contains an explanation of how to use each voting option and sets forth applicable deadlines.

     For shareholders who are participants in the GATX Salaried Employees Retirement Savings Plan and/or the GATX Hourly Employees Retirement Savings Plan, the enclosed proxy card also serves as a voting instruction to the Trustee of the shares held in the GATX Stock Fund as of March 5, 2004. If instructions are not received over the Internet or by telephone by April 19, 2004, or if the signed proxy card is not returned and received by the Trustee by April 21, 2004, the GATX shares in the GATX Stock Fund will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions.

     Shares represented at the meeting but as to which votes are withheld from director nominees or which abstain as to other matters, and shares held by brokers for their customers and represented at the meeting but as to which the brokers have received no voting instructions from their customers and thus do not have discretion to vote on certain matters ("Broker Non-Votes"), will be counted in determining whether a quorum has been attained.

     Assuming that a quorum is present, the election of directors will require a plurality of the votes cast. Approval of the appointment of auditors and adoption of the 2004 Equity Incentive Compensation Plan and the Cash Incentive Compensation Plan will require a majority of the votes cast. Shares as to which votes are withheld or which abstain from voting on these matters and Broker Non-Votes will not be counted and thus will not affect the outcome with respect to these matters.

                             ELECTION OF DIRECTORS

     Seven directors are to be elected, each for a term of one year, to serve until the next Annual Meeting of shareholders or until their successors are elected and qualified. Unless authority to vote on directors has been withheld, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting any nominee is unable or declines to serve, the proxies may be voted for any other person who may be nominated by the Board of Directors to fill the vacancy, or the Board may be reduced accordingly. Mr. John W. Rogers, Jr., who has served as a director since 1998, has decided not to stand for reelection. The Company expresses its utmost appreciation to Mr. Rogers for his dedicated service.

                        NOMINEES FOR BOARD OF DIRECTORS

                                                                       Director
               Name and Principal Occupation                    Age     Since
               -----------------------------                    ---    --------
Rod F. Dammeyer.............................................    63       1999
  President, CAC LLC
James M. Denny..............................................    71       1995
  Retired; Former Vice Chairman, Sears, Roebuck and Co.
Richard Fairbanks...........................................    63       1996
  Counselor, Center for Strategic & International Studies
Deborah M. Fretz............................................    55       1993
  President and Chief Executive Officer, Sunoco Logistics
  Partners, L.P.
Miles L. Marsh..............................................    56       1995
  Former Chairman of the Board and Chief Executive Officer,
  Fort James Corporation
Michael E. Murphy...........................................    67       1990
  Retired; Former Vice Chairman, Chief Administrative
  Officer, Sara Lee Corporation
Ronald H. Zech..............................................    60       1994
  Chairman of the Board, President and Chief Executive
  Officer of the Company

                   ADDITIONAL INFORMATION CONCERNING NOMINEES

     Mr. Dammeyer is President of CAC LLC, a private company offering capital investment and management advisory services. Mr. Dammeyer retired as Managing Partner of Equity Group Corporate Investments, a diversified management and investment firm, in June 2000, having served in that position since February 1998. Mr. Dammeyer retired as Vice-Chairman of Anixter International, Inc., a global distributor of wiring systems and networking products, in December 2000, having previously served as its Chief Executive Officer from January 1993 to February 1998 and its President from October 1985 to February 1998. Mr. Dammeyer is also a director of Stericycle, Inc., Therasense, Inc. and Ventana Medical Systems, Inc. and a trustee of Van Kampen Investments, Inc.

     Mr. Denny retired as Vice Chairman, Sears, Roebuck and Co., a merchandising company, in August 1995, having served in that position since February 1992. He also served as a Managing Director of William Blair Capital Partners, LLC, a general partner of private equity funds affiliated with William Blair & Co., from August 1995 until December 2000. Mr. Denny is also a director of ChoicePoint Inc. and is Chairman of Gilead Sciences, Inc.

     Mr. Fairbanks was named Counselor, Center for Strategic & International Studies, a nonprofit public policy research institution providing analysis on and assessment of the public policy impact of U.S. domestic, foreign and economic policy, international finance and national security issues, in

April 2000, having previously served as its Chief Executive Officer since May 1999 and as its Managing Director for Domestic & International Issues from April 1994 through April 1999. Mr. Fairbanks was formerly a U.S. Ambassador at Large. Mr. Fairbanks is also a director of SEACOR SMIT, Inc. and SPACEHAB, Inc.

     Ms. Fretz was named President and Chief Executive Officer of Sunoco Logistics Partners, L.P., an owner and operator of refined product and crude oil pipelines and terminal facilities, in October 2001. Ms. Fretz previously served as Senior Vice President, Mid-Continent Refining, Marketing & Logistics, of Sunoco, Inc., an energy company, from December 2000 to October 2001 and Senior Vice President, Lubricants and Logistics, from January 1997 to December 2000.

     Mr. Marsh resigned as Chairman of the Board and Chief Executive Officer of Fort James Corporation, a producer of consumer and commercial tissue products and food and consumer packaging, in November 2000, having served in that position since August 1997. Mr. Marsh is also a director of Whirlpool Corporation and Morgan Stanley.

     Mr. Murphy retired as Vice Chairman, Chief Administrative Officer of Sara Lee Corporation, a diversified manufacturer of packaged food and consumer products, in October 1997, having served in that position since July 1993. Mr. Murphy is also a director of Bassett Furniture Industries, Inc., CNH Global N.V., Coach, Inc., Northern Funds and Payless ShoeSource, Inc.

     Mr. Zech was elected Chairman of the Board in April 1996, having been previously named Chief Executive Officer of the Company in January 1996 and President in July 1994. Mr. Zech is also a director of McGrath RentCorp and PMI Group, Inc. and one of the Company's subsidiaries, GATX Financial Corporation.

                               BOARD OF DIRECTORS

     The Board has three standing committees: an Audit Committee, a Compensation Committee and a Governance Committee. Each committee is composed of directors determined by the Board of Directors to be independent in accordance with the recently revised New York Stock Exchange ("NYSE") listing standards. During 2003, there were ten meetings of the Board of Directors of the Company, the regular annual meeting and nine special meetings. In addition, the Board's non-management directors generally meet in executive sessions without management following each meeting of the Board. The Chairs of the Audit, Compensation and Governance Committees of the Board each preside as the chair at meetings or executive sessions of outside directors at which the principal items to be considered are within the scope of the authority of his or her committee. Where the matter does not fall within the purview of a specific committee, the executive session will be chaired by the Chair of the Governance Committee.

     Each director attended at least 75% of the meetings of the Board and committees (on which he or she served) held while the director was a member during 2003, with the exception of Mr. Fairbanks, who attended 64% of all such meetings, having missed several meetings while recovering from surgery. The Company has adopted a policy strongly encouraging all members of the Board to attend the Annual Meeting of Shareholders. Last year all directors attended the Annual Meeting of Shareholders.

     The Company's Corporate Governance Guidelines, Code of Ethics and Code of Ethics for Senior Officers and the charters of each of the standing Board committees are available under Corporate Governance in the Investor Relations section on the Company's website at www.gatx.com .

                               BOARD INDEPENDENCE

     The Board of Directors has adopted the independence standard for the directors set forth in Exhibit A to this Proxy Statement. These standards conform to the recently revised standards required by the NYSE for listed companies. The Board of Directors has affirmatively determined that each of the following nominees is independent based on the Company's independence standards, and that each such director has no material relationship with the Company: Ms. Fretz and Messrs. Dammeyer, Denney, Fairbanks, Marsh and Murphy.

                            COMMITTEES OF THE BOARD.

     The Audit Committee members are Ms. Fretz (Chair) and Messrs. Dammeyer, Murphy and Rogers. The Board has determined that each current member of the Audit Committee meets the criteria established by the Securities and Exchange Commission for an "Audit Committee Financial Expert." The Audit Committee is composed solely of members who are independent in accordance with the NYSE's rules for independence of audit committee members. During 2003, there were six meetings of the Audit Committee. In addition to appointing the Company's independent auditors, the committee's functions include: (i) assisting the Board of Directors in its oversight of the integrity of the Company's financial statements; (ii) maintaining the Company's compliance with legal and regulatory requirements; (iii) reviewing the independent auditor's qualifications and independence; (iv) reviewing and evaluating the performance of the Company's internal audit function and independent auditors; and (v) preparing the report that SEC rules require be included in the Company's annual proxy statement.

     The Compensation Committee members are Messrs. Denny (Chair), Dammeyer, Marsh and Murphy. During 2003, there were seven meetings of the Compensation Committee. The committee's functions include: (i) assisting the Board of Directors in the discharge of its responsibilities with respect to compensation of the Company's directors, officers and executives, and producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations; (ii) delivering a report to the full Board, following each of its meetings, including a description of actions taken by the committee thereat; (iii) general responsibility for ensuring the appropriateness of the Company's executive compensation and benefit programs, and the criteria for awards to be issued under such programs; and (iv) reporting the results of its annual performance evaluation of its effectiveness to the Board of Directors, including any recommended amendments to the committee's charter, and any recommended changes to the policies and procedures of the committee.

     The Governance Committee members are Messrs. Fairbanks (Chair), Denny, Marsh and Rogers. During 2003, there were three meetings of the Governance Committee. The committee's functions include: (i) identifying individuals qualified to become Board members and recommending that the Board of Directors select a group of director nominees for each annual meeting of the Company's shareholders; (ii) ensuring that all of the committees of the Board of Directors shall have the benefit of qualified and experienced independent directors; (iii) developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company; and (iv) reviewing the performance of all members of the Board in their capacities as directors, including attendance and contributions to Board deliberations, and making such recommendations to the Board as may be appropriate.

            PROCESS FOR IDENTIFYING AND EVALUATING DIRECTOR NOMINEES

     The Board is responsible for recommending nominees for election by the shareholders. The Board has delegated the process for screening potential candidates for Board membership to the Governance Committee with input from the Chairman of the Board and Chief Executive Officer. When the Governance Committee determines that it is desirable to add to the Board or fill a vacancy on the Board, the Governance Committee will identify individuals qualified to become members of the Board and recommend them to the Board. In identifying qualified individuals, the Governance Committee will seek suggestions from other Board members, and may also retain a search firm for this purpose. The Governance Committee will also consider candidates recommended by share-holders, who should send any recommendations to the Governance Committee. The Governance Committee will conduct such inquiry into the candidate's background, qualifications and independence as it believes is necessary or appropriate under the circumstances, and would apply the same standards to candidates suggested by shareholders as it applies to other candidates. Such recommendations should be submitted to the Governance Committee, c/o Corporate Secretary, 500 West Monroe Street, Chicago, Illinois 60661. The recommendation should be received not more than 120 and not less than 90 days prior to the first anniversary date of the immediately preceding annual meeting and should include the following information: (i) the name of the individual recommended as a director candidate;
(ii) all information required to be disclosed in the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; (iii) the individual's written consent to being named in the proxy statement as a nominee and serving as a director if elected; (iv) a representation that the person making the nomination is a shareholder of the Company; and (v) a description of any arrangements and understandings between the shareholder and the nominee.

     The Board of Directors upon recommendation of the Governance Committee has determined that all candidates that it proposes for election to the Board of Directors should possess and have demonstrated the following minimum criteria:
(i) the highest level of personal and professional ethics, integrity and values;
(ii) an inquisitive and objective perspective; (iii) broad experience at the policy-making level in business, finance, accounting, government or education;
(iv) expertise and experience that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members may be achieved and maintained; (v) broad business and social perspective, and mature judgment; (vi) commitment to serve on the Board for an extended period of time to ensure continuity and to develop knowledge about the Company's business; (vii) demonstrated ability to communicate freely with management and the other directors, as well as the ability and disposition to meaningfully participate in a collegial decision making process; (viii) willingness to devote the required time and effort to carry out the duties and responsibilities of a Board member; and (ix) independence from any particular constituency, and the ability to represent the best interests of all shareholders and to appraise objectively the performance of management.

                          COMMUNICATION WITH THE BOARD

     Interested parties, including shareholders, may communicate directly with the directors of the Company though the office of the Corporate Secretary as follows: (i) by mail addressed to the Board or one or more directors, c/o Corporate Secretary, 500 West Monroe Street, Chicago, Illinois 60661; (ii) electronically by sending an e-mail to contactboard@gatx.com; or (iii) anonymously by telephone by calling 888-749-1947. Communications (other than those deemed in the reasonable judgment of the Corporate Secretary to be inappropriate, such as employee complaints or matters that are patently frivolous) received by the Company addressed to the Board or one or more directors shall be promptly forwarded by the Corporate Secretary to the Board member or members to whom it was addressed or, if not so specifically addressed, then, depending on the subject matter of the particular communication, to the chair of the appropriate Board committee or to the non-management directors as a group. Any communication not readily identifiable for a particular director or Board committee shall be forwarded to the Chair of the Governance Committee.

                           COMPENSATION OF DIRECTORS

     Each non-employee director receives an annual retainer of $40,000 and an annual grant of phantom Common Stock valued at $37,000. In addition, each non-employee director receives a meeting fee of $2,000 for each meeting attended of the Board or a committee of the Board of which the director is a member. The Chair of each committee receives $3,000 for each meeting attended.

     The annual retainer is paid quarterly in arrears. Half of each quarterly installment is paid in cash and half in units of phantom Common Stock which are credited to each director's account in an amount determined by dividing the amount of such payment by the average of the high and low prices of the Company's Common Stock on the last trading day of the month in which the quarterly installment is paid. The annual grant of phantom units is also credited to each director's account in quarterly installments in arrears. Each director's phantom Common Stock account is credited with additional units of phantom Common Stock representing dividends declared on the Company's Common Stock based on the average of the high and low prices of the Company's Common Stock on the date such dividend is paid. At the expiration of each director's service on the Board, settlement of the units of phantom Common Stock will be made as soon as is reasonably practical in shares of Common Stock equal in number to the number of units of phantom Common Stock then credited to his or her account. Any fractional units will be paid in cash.

     Under the Deferred Fee Plan, non-employee directors may defer receipt of the cash portion of their annual retainer, meeting fees, or both, in the form of either cash or units of phantom Common Stock. If the deferral is in cash, the deferred amount accrues interest at a rate equal to the 20-year U.S. government bond rate. If the deferral is in units of phantom Common Stock, the units are credited to an account for each participating director along with dividends and settled, following expiration of the director's service on the Board, in the same manner as that portion of the annual retainer that is paid in units of phantom Common Stock described above. Three directors participated in the Deferred Fee Plan in 2003.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The Company's executive officers participate in various incentive compensation programs more fully described below under the caption "Compensation Committee Report on Executive Compensation." The table below sets forth the annual and long-term compensation paid or deferred by the Company to or for the account of the Chief Executive Officer and each of the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation                  Long-Term Compensation
                                  ----------------------------------   -------------------------------------
                                                                                 Awards              Payouts
                                                                       ---------------------------   -------
                                                                       Restricted     Securities
                                                        Other Annual     Stock        Underlying      LTIP      All Other
        Name and                  Salary      Bonus     Compensation    Award(s)     Options/SARs    Payouts   Compensation
   Principal Position      Year     ($)      ($)(1)         ($)           ($)       (#) of shares      ($)        ($)(2)
   ------------------      ----   -------   ---------   ------------   ----------   --------------   -------   ------------
Ronald H. Zech             2003   775,000     550,064      5,377              0              0            0       31,046
Chairman, President &      2002   758,333   1,751,938      6,004        550,073        150,000       71,076       26,372
Chief Executive Officer    2001   725,000           0      5,990              0        116,515       59,594       51,666
Ronald J. Ciancio          2003   260,000     234,975      6,360              0              0            0        6,226
Vice President, General    2002   243,333     191,821      6,360         63,470         17,500            0        5,688
Counsel & Secretary        2001   238,333      78,430      6,360         88,375         10,691            0        5,257
Brian A. Kenney            2003   350,000     137,541      6,360              0              0            0        6,000
Senior Vice President      2002   341,951     371,907      6,360        137,518         40,000       11,352        5,500
Chief Financial Officer    2001   321,667     116,438      6,360        176,750         26,590        6,115        5,100
Gail L. Duddy              2003   245,000     234,635      6,360              0              0            0        6,000
Vice President             2002   230,417     189,065      6,360         63,470         17,500        6,342        5,500
Human Resources            2001   218,333      71,848      6,360         88,375         13,281        4,584        5,100
William J. Hasek           2003   196,000     124,198      4,440              0              0            0        5,880
Vice President             2002   182,667     134,878      4,440         21,157         10,000            0        4,955
Treasurer                  2001   172,500      36,745      4,440              0          8,225            0        5,100

---------------
(1) Amounts reflect bonus payments earned for the years set forth opposite the specified payments. Messrs. Zech and Kenney voluntarily declined bonuses under the Management Incentive Plan ("MIP") for calendar year 2003 performance. The amounts shown for Messrs. Zech and Kenney consist of two-thirds of the value of the cash awards granted in 2002 under the Executive Incentive Plan ("EIP") which vested on December 31, 2003. For Ms. Duddy and Messrs. Ciancio and Hasek, the amounts shown consist of the sum of bonuses paid under the MIP for calendar 2003 performance and two-thirds of the value of the cash awards granted in 2002 under the EIP which vested on December 31, 2003. The amounts in the column captioned "Bonus" consist of the following components:

                                                      Bonus
                                     ---------------------------------------
                                     MIP Award      EIP Awards
                                     For 2003     Vested in 2003     Total
                                     ---------    --------------    --------
Mr. Zech.........................    $      0        $550,064       $550,064
Mr. Ciancio......................    $171,510        $ 63,465       $234,975
Mr. Kenney.......................    $      0        $137,541       $137,541
Ms. Duddy........................    $171,170        $ 63,465       $234,635
Mr. Hasek........................    $103,076        $ 21,122       $124,198

(2) For 2003, includes contributions made to the Company's Salaried Employees Retirement Savings Plan (the "Savings Plan") in the amount of $6,000 for Ms. Duddy and Messrs. Zech, Ciancio and Kenney and $5,880 for Mr. Hasek, and above-market interest amounts earned, but not currently payable, on compensation previously deferred under the Company's 1984, 1985 and 1987 Executive Deferred Income Plans for Messrs. Zech and Ciancio of $25,046 and $226, respectively.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     No options were granted to any of the named executive officers in 2003. The table below sets forth certain information concerning the exercise of stock options during 2003 by each of the named executive officers, the number of unexercised options and the 2003 year-end value of such unexercised options computed on the basis of the difference between the exercise price of the option and the closing price of the Company's Common Stock at year-end ($27.98).

                                                                Number of Securities
                                                               Underlying Unexercised       Value of Unexercised In-
                                                               Options/SARs at Fiscal        the-Money Options/SARs
                               Shares                               Year-End (#)             at Fiscal Year-End ($)
                             Acquired on        Value        ---------------------------   ---------------------------
           Name               Exercise     Realized ($)(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
           ----              -----------   ---------------   -----------   -------------   -----------   -------------
Ronald H. Zech.............         0               0          718,177        25,000         880,670           0
Ronald J. Ciancio..........         0               0           58,291         2,500          78,833           0
Brian A. Kenney............         0               0          117,618         6,250         132,545           0
Gail L. Duddy..............     3,000           6,469           74,339         2,500          98,640           0
William J. Hasek...........         0               0           32,968         1,500          34,365           0

---------------
(1) Amount represents the aggregate pre-tax dollar value realized upon the exercise of stock options as measured by the difference between the market value of the Company's Common Stock and the exercise price of the option on the date of exercise.

                           EMPLOYEE RETIREMENT PLANS

     The Company's Non-Contributory Pension Plan for Salaried Employees (the "Pension Plan") covers salaried employees of the Company and its domestic subsidiaries. Subject to certain limitations imposed by law, pensions are based on years of service and average monthly compensation during: (i) the five consecutive calendar years of highest compensation during the last 15 calendar years preceding retirement or the date on which the employee terminates employment or (ii) the 60 consecutive calendar months preceding retirement or the date on which the employee terminates employment, whichever is greater. Illustrated below are estimated annual benefits payable upon retirement to salaried employees, including executive officers, assuming normal retirement at age 65. Benefits shown below are calculated on a straight life annuity basis, but the normal form of payment is a qualified joint and survivor pension. Benefits under the Pension Plan are not subject to any deduction for Social Security or other offset amounts.

                                                   Estimated Annual Pension Benefits
     Average Annual       ------------------------------------------------------------------------------------
    Compensation for         5 Years        10 Years      15 Years      20 Years      25 Years      30 Years
  Applicable Period ($)    Service ($)     Service ($)   Service ($)   Service ($)   Service ($)   Service ($)
  ---------------------    -----------     -----------   -----------   -----------   -----------   -----------
          200,000             15,000          29,988        44,988        59,988        74,976        89,976
          400,000             31,500          62,988        94,488       125,988       157,476       188,976
          600,000             48,000          95,988       143,988       191,988       239,976       287,976
          800,000             64,500         128,988       193,488       257,988       322,476       386,976
        1,000,000             81,000         161,988       242,988       323,988       404,976       485,976
        1,200,000             97,500         194,988       292,488       389,988       487,476       584,976
        1,400,000            114,000         227,988       341,988       455,988       569,976       683,976
        1,600,000            130,500         260,988       391,488       521,988       652,476       782,976

     Compensation covered by the Pension Plan is salary and bonus paid under the MIP as shown in the Summary Compensation Table. Annual benefits in excess of certain limits imposed by the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code on payments from the Pension Plan will be paid by the Company under its Excess Benefit Plan and Supplemental Retirement Plan and are included in the above table.

     The executive officers named in the Summary Compensation Table have the following number of years of credited service: Mr. Zech, 26 years; Mr. Ciancio, 23 years; Mr. Kenney, 8 years; Ms. Duddy, 11 years; Mr. Hasek, 18 years.

                 EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has entered into agreements with Messrs. Zech, Kenney, Ciancio and Hasek and Ms. Duddy which provide for certain benefits upon termination of employment following a "change of control" of the Company. Each agreement provides that the Company shall continue the executive in its employ for a period of three years following a change of control (the "Employment Period"), and that during such period the executive's employment may be terminated only for "cause." If, during his or her Employment Period, the executive's employment is terminated by the Company other than for "cause," death or disability or by the executive for "good reason," the executive will be entitled to receive in a lump sum the aggregate of the following amounts: (i) the sum of (a) unpaid salary through the date of termination, (b) the highest bonus earned by the executive for the last two years prior to the date on which a change of control occurs, prorated from the beginning of the fiscal year through the date of termination, and (c) previously deferred compensation and vacation pay not previously paid ("Accrued Obligations"); (ii) an amount equal to the product of three times the executive's annual base salary and target bonus that would have been payable under the MIP or any comparable plan which has a similar target bonus for the year in which termination occurs, in lieu of any payments under the Company's severance pay policies; (iii) the excess of (a) the actuarial equivalent of the benefit under the Company's qualified defined benefit retirement plan and any excess or supplemental plan in which the executive participates (together the "SERP") which the executive would have received if his or her employment had continued for three years after the date of termination assuming continuation of the same annual base salary plus a target bonus for the most recent fiscal year, over (b) the actuarial equivalent of the executive's actual benefit under the qualified retirement plan and SERP as of the date of termination; and (iv) should the executive so elect, an amount equal to the present value of his or her benefits under the SERP as of the termination date. In addition, for a period of three years following the date of termination, the executive will be entitled to: (i) continued participation in and receipt of all benefits under welfare plans, practices, policies and programs provided by the Company (including medical, prescription, dental, disability, employee life, group life); (ii) outplacement services at a maximum cost of 10% of annual base salary; and (iii) any other amounts or benefits for or to which the executive is eligible or entitled under any other plan, program, policy or practice of the company ("Other Benefits"). If the executive's employment is terminated by reason of death or disability during the Employment Period, the agreement shall terminate without further obligation to the executive other than the payment of Accrued Obligations and Other Benefits. Under the terms of Mr. Hasek's agreement, the number of years of employment following a change in control, the multiple of his base salary and target bonus, and the number of years for which he will be entitled to other specified benefits is two. If any payment made under the agreements creates an obligation to pay excise tax in accordance with Internal Revenue Code Section 4999, an additional amount (the "Gross Up Amount") equal to the excise tax and any related income taxes and other costs shall be paid to the executive. "Cause" means a willful and continued failure of the executive to perform following written demand for substantial performance or the willful engaging in illegal or gross misconduct which is materially and demonstrably injurious to the Company. "Change of control" means: (i) the acquisition by any individual, entity or group ("Person") of 20% or more of either (a) the then outstanding shares of Common Stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company, with certain exceptions; (ii) a change in the majority of the Board of Directors of the Company not recommended for election by a majority of the incumbent directors; (iii) consummation of a reorganization, merger, consolidation or sale of substantially all of the assets of the Company ("Business Combination"), unless following such Business Combination (a) shareholders holding more than 65% of the outstanding Common Stock and combined voting power of the voting securities prior to such Business Combination also own more than 65% of the outstanding Common Stock and combined voting power of the voting securities issued as a result thereof, (b) no Person owns 20% or more of the then outstanding shares of Common Stock or combined voting power of the then outstanding voting securities except to the extent such ownership existed prior thereto, and (c) at least a majority of the members of the Board of Directors of the entity resulting from the Business Combination were members of the Board of Directors at the time the transaction was approved; (iv) approval by the shareholders of a complete liquidation or dissolution of the Company; or (v) consummation of a Business Combination involving a subsidiary of the Company which was the primary employer of an executive immediately prior thereto, unless immediately thereafter, the Company owns 50% or more such subsidiary. "Good Reason" means: (i) the assignment of duties inconsistent with, or any action which diminishes, the executive's position, authority, duties or responsibilities; (ii) failure to compensate or requiring the executive to relocate, in either case, as provided in the agreement; (iii) any unauthorized termination of the agreement; or (iv) any failure to require a successor to the Company to assume and perform the agreement. The amount that would be payable under each of the foregoing agreements in the event of termination of employment following a change of control (excluding the Gross-Up Amount, if any, payable thereunder, which is not determinable at this time, and the present value of benefits under the SERP as of the date of termination) on the date hereof, is as follows: Mr. Zech ($6,208,303); Mr. Kenney ($2,255,906); Mr. Ciancio ($1,903,879); Ms. Duddy ($1,550,887); Mr. Hasek ($838,838).

     Ms. Duddy and Messrs. Zech, Kenney, Ciancio and Hasek also participate in the Company's 1995 Long Term Incentive Compensation Plan ("LTICP" or "1995 Plan") under which the Company's executive officers and certain key employees may receive stock options, Stock Appreciation Rights ("SARs"), restricted stock rights, restricted Common Stock, Performance Awards or Individual Performance Units ("IPUs"). The LTICP provides that upon a "change of control" as described above; (i) all outstanding stock options and SARs held by executive officers become immediately exercisable; (ii) optionees will have the right for a period of thirty days to have the Company purchase or to exercise for cash (a) non-qualified stock options or any tandem SARs at a per share price (the "Acceleration Price") equal to the excess over the option price of the highest of (1) the highest reported price of the Company's Common Stock in the prior sixty days, (2) the highest price included in any report on Schedule 13D paid within the prior sixty days, (3) the highest tender offer price paid and (4) the fixed formula per share price in any merger, consolidation or sale of all or substantially all of the Company's assets, and (b) incentive stock options or any tandem SARs at a per share price equal to the difference between the then fair market value of the Common Stock and the option price, provided, however, that during such thirty day period the Company may purchase any such incentive stock option or SAR at the Acceleration Price; (iii) all restricted stock rights which have been outstanding will be immediately exchanged for Common Stock and all restricted Common Stock held by the Company for participants will be distributed free of any further restrictions, together with all accumulated interest, dividends and dividend equivalents, and all earned Performance Awards; and (iv) all IPUs shall be immediately redeemed on the same basis as if the performance goals had been achieved and, for purposes of calculating the redemption value, the fair market value of the Company's Common Stock will be equal to the average price of the Common Stock during the five business days immediately preceding such event. In addition, agreements with participants provide that upon the occurrence of a "change of control" restricted stock rights on shares of phantom restricted Common Stock shall immediately be exchanged for a number of shares of Common Stock equal to the number of restricted stock rights on shares of phantom restricted stock so exchanged, and all such shares of Common Stock and dividend equivalents shall then be immediately distributed to participants free of all restrictions in exchange for phantom stock rights or phantom restricted stock.

     As of October 11, 2002, the Company entered into a three year Employment Agreement with Mr. Zech. Under the terms of the agreement, he receives an annual base salary of $775,000 (subject to review in accordance with the Company's normal practices) and is eligible to participate in bonus programs and benefit plans generally available to the senior management of the Company, and he received a contract bonus. If Mr. Zech's employment with the Company is terminated during the three year term, either by the Company for Cause or by Mr. Zech without Good Reason (as those terms are defined in the change of control agreement between the Company and Mr. Zech described above) or without the approval of the Board, then he will forfeit payment of his non-qualified pension benefits until the forfeited amount equals a prorated portion of $500,000 based on the proportion of the three year term during which he remained employed by the Company. If Mr. Zech's employment is terminated by the Company other than for Cause or if he resigns for Good Reason, then, in addition to any amount which he is entitled to receive pursuant to any plan, policy, practice, contract or agreement of the Company, Mr. Zech shall be entitled to an amount equal to twice his annual base salary and target bonus under the bonus program in which he then participates plus a prorated bonus for the year in which the termination occurs, less any amounts received as severance. Upon the occurrence of a "change of control" (as defined in the change of control agreement), Mr. Zech's Employment Agreement shall terminate and his benefits shall be determined under the change of control agreement. Following the termination of his employment, Mr. Zech may not compete in a business in which the Company is engaged until the earlier of two years following the date of termination, or April 11, 2006.

     The Company adopted Executive Deferred Income Plans effective September 1, 1984 (the "1984 EDIP"), July 1, 1985 (the "1985 EDIP") and December 1, 1987 (the
"1987 EDIP") (collectively the "EDIPs") which permitted Mr. Zech and Mr. Ciancio to defer receipt of up to 20% of their annual base salaries from compensation earned during the year following the effective date of the EDIP pursuant to participation agreements entered into between the Company and each participant. The participation agreements were amended to provide for a determination by the Compensation Committee, within ten days following a "change of control" as described above, as to whether agreements will (a) continue to provide for the payment of benefits thereunder in installments as described in the agreement or
(b) terminate and provide a single lump sum payment to participants. Participants are no longer making deferrals for EDIPs.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY AND OBJECTIVES

     The Company's policy is to provide a competitive and balanced total compensation program that is structured to attract, retain and motivate highly qualified management personnel and to appropriately align management interests with those of the Company's shareholders. This policy has been developed under the supervision of the Compensation Committee of the Board of Directors which periodically reviews the policy and oversees its implementation. The Committee has retained a respected independent consultant to assist in this process.

     The principal components of the total compensation program for executive officers of the Company are base salary, annual incentive awards, and long-term incentive awards. The Compensation Committee annually reviews and approves executive salary levels and the design of the annual and long-term incentive programs, and regularly evaluates the Company's total compensation program to ensure that it adequately reflects the manner and level of compensation deemed appropriate for the executive officers of the Company. In early 2002, the Compensation Committee modified the compensation program applicable to executive officers in view of the unprecedented challenges and uncertainty facing the Company following the events of September 11. Total compensation opportunities remained the same, but the relative weight placed on annual versus long-term incentives and the form of the long-term incentive awards were modified to reduce the level of risk in the pay package, retain key executives and ensure continuity during a turbulent time. The changes made were temporary, and reflected in a new program called the Executive Incentive Plan (the "EIP"), which was effective for calendar years 2002 and 2003. The terms of the EIP and its operation in 2003 are further explained in this report.

     Competitive compensation levels are determined based on analyses of annual and long-term compensation data reported in nationally recognized surveys of companies of comparable size in a diversified group of industries. The companies in the compensation surveys are hereinafter referred to as the "Comparative Group." It is believed that the Comparative Group represents a valid cross-section of executive talent for which the Company competes. Moreover, comparison to companies that might be considered more direct competitors in the businesses in which the Company and its subsidiaries engage is not feasible since most of these companies are either privately-held or subsidiaries of larger organizations, and therefore information on compensation levels is not publicly available. The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily those companies that are included in the S&P 500 Index or the MidCap 400 Index (as referred to in the section entitled "Performance Graph"); thus, the Comparative Group may include companies not included in those indices. The level of compensation on each component of the compensation program described in the preceding paragraph is targeted at the middle range of compensation paid by companies in the Comparative Group. In any given year, the compensation level for any executive officer of the Company may be more or less than the corresponding compensation level paid by companies in the Comparative Group, based upon Company and individual performance.

BASE SALARIES

     The base salaries of the Company's executive officers are targeted at the median base salary levels of executives of the Comparative Group, giving consideration to the comparability of responsibilities and experience. Salaries for executive officers of the Company and other senior level employees are typically reviewed by the Compensation Committee every 18 months. In each case, salary adjustments are based on an assessment of the individual performance and contribution of each employee over the review period and an analysis of the salary practices of the Comparative Group for positions of similar responsibilities. No specific weights are assigned to these factors. The base salary of each named executive officers did not change during 2003. The salaries paid to Mr. Zech and to the named executive officers as a group in 2003 were consistent with the median base salaries paid by companies in the Comparative Group to executives with similar experience and responsibilities.

ANNUAL INCENTIVE COMPENSATION

     During 2003, annual incentive awards for key managers and executive officers of the Company were provided pursuant to the MIP or the EIP. The MIP was designed to reinforce the Company's pay for performance policy by providing annual cash payments to executives based upon the achievement of Company, subsidiary and individual performance goals. Target net income objectives for the Company and each of its subsidiaries, and a schedule specifying the percentage of target incentive awards payable for actual performance, were established by the Compensation Committee. The maximum incentive award was 200% of the target incentive award (subject to the Chief Executive's discretionary authority to increase or decrease any participant's award, other than his own, by 25%).

     The parameters and operation of the EIP were similar, but with a larger portion of target awards based on the achievement of individual performance objectives. The EIP was intended to temporarily rebalance the short and long-term orientation of the compensation program given the immediate challenges that existed after September 11, but to do so without increasing the overall level of total compensation. Focus was shifted toward the short-term by increasing target annual incentive awards. In all cases, increases in the size of annual incentive awards were offset by corresponding decreases in the size of long-term incentive awards. Additionally, because the high level of uncertainty in the environment made establishing financial targets extremely difficult, greater than normal emphasis was temporarily placed on individual performance under the EIP. At the beginning of 2003, Messrs. Zech and Kenney voluntarily decided to forego payment of any earned annual incentive for 2003. Target awards for other named executive officers ranged from 45% to 65% of base salary and were based on various combinations of consolidated or subsidiary net income and individual performance objectives.

LONG-TERM INCENTIVE COMPENSATION

     Long-term incentive compensation opportunities are provided under the LTICP to attract and retain qualified executive personnel, encourage ownership of the Company's stock by key executives, and promote a close identity of interests between the Company's management and its shareholders. Long-term incentive awards have generally been made in the form of stock option and IPU grants to the Chief Executive Officer and selected members of senior management, and in the form of stock option grants to other key managers. As part of the revised program in effect for executive officers, long-term incentive compensation opportunities consisted of: (1) a stock option award under the LTICP and (2) a combination phantom restricted stock ("PRS") and cash award made pursuant to the EIP and in lieu of IPUs. A single grant of options and combination PRS and cash, contingent upon continuing employment, was made in 2002 to each participant in the revised program. The PRS and cash award vested one-third on December 31, 2002 and two-thirds on December 31, 2003. The stock option award vested in full on December 31, 2003. The value of the PRS portion of the award was based on the average daily closing price of the Company's Common stock during the month in which it vested, and included dividend equivalents. Because the awards made in 2002 were intended to be two-year grants, no other long-term incentive awards were made to participants in the EIP, including Mr. Zech, during 2003.

     For approximately 180 other key employees, long-term incentive awards were granted in July 2003 in the form of stock options. Stock options are granted as an incentive to encourage positive performance and to align the interest of the Company's employees with its shareholders. Options are granted at a price equal to the average of the high and low prices of the Company's Common Stock on the NYSE on the date of grant, will have value only if the Company's stock price increases, and vest 50% on the first, 25% on the second, and 25% on the third anniversaries of the grant.

     The size of long-term incentive awards is based on qualitative factors considered appropriate by the Compensation Committee, including the scope of the participant's responsibilities, the participant's performance, the size of previous grants and competitive practices. For executive officers, the long-term incentive award consisting of PRS, cash and stock options (annualized over 2002 and 2003) provided a total long-term compensation opportunity below the median long-term incentive opportunity provided by the companies in the Comparative Group. When combined with the increased annual bonus opportunity under the EIP and with median salary levels, target total pay was on par with median total pay in the Comparative Group. For key employees other than executive officers, option grants were at or below median long-term incentive grants in the Comparative Group.

     As noted above, under the design of the EIP, Mr. Zech received no stock options in 2003. In 2002, he received a PRS award of 26,000 shares and a cash award equal to the fair market value of the PRS on the grant date. Two-thirds of the combined PRS and cash award vested on December 31, 2003. The PRS portion of the award was reported in the Summary Compensation Table in full last year. The cash portion of the award that vested on December 31, 2003, valued at $550,064 is reported in the bonus column of the Summary Compensation Table this year.

     In prior years, certain executive officers were granted IPUs. IPUs are subject to redemption in cash, Common Stock or both at the discretion of the Compensation Committee if the Company's performance over a three-year period (the "Performance Period") reaches target levels established by the Compensation Committee. No IPU awards were made in 2003. Performance for the 2001-2003 IPU Plan was measured in terms of the Company's total shareholder return (TSR) relative to the TSR of companies in the MidCap 400 and on a combination of economic earnings and capital employed growth. No payments were earned under the 2001-2003 IPU Plan.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the deductibility by the Company of compensation in excess of one million dollars paid to the CEO or any of the named executive officers during any taxable year. Compensation that meets the requirements of performance-based compensation is excluded from this limitation. Appropriate steps have been taken to qualify certain awards made under the Company's LTICP as performance-based. In addition, if it is determined that any compensation payable in excess of one million dollars is not performance-based, the Compensation Committee may require, as it has in the past, that such excess be deferred until it becomes deductible. Further, the proposals submitted elsewhere in this proxy statement are intended to qualify awards made under the Company's annual incentive plans as performance-based. While the tax impact of compensation arrangements is an important factor to be considered, such impact will be evaluated in light of the Company's overall compensation philosophy and objectives. The Compensation Committee believes there may be circumstances in which its ability to exercise discretion outweighs the advantages of qualifying compensation under Section 162(m), and may, from time to time, provide compensation that is not fully deductible if it determines that doing so is in the best interests of the Company.

     This report is submitted by the Compensation Committee of the Board of Directors of GATX Corporation.

                                          James M. Denny (Chairman)
                                          Rod F. Dammeyer
                                          Miles L. Marsh
                                          Michael E. Murphy

                               PERFORMANCE GRAPH

     The following performance graph sets forth a comparison of the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock (on a dividend reinvested basis utilizing the closing price on December 31, 1998 as the base) with the cumulative total shareholder return of the companies within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Standard & Poor's MidCap 400 Index ("MidCap 400") and the Russell 1000 Financial Services Index ("Russell 1000"). The performance graph assumes $100.00 was invested in GATX Common Stock and each of the indices on December 31, 1998, and that all dividends were reinvested.

[PERFORMANCE GRAPH]

                                                GATX                 S&P 500               MIDCAP 400            RUSSELL 1000
                                                ----                 -------               ----------            ------------
1998                                           100.00                 100.00                 100.00                 100.00
1999                                            92.01                 120.89                 114.54                 103.28
2000                                           139.25                 109.97                 134.51                 130.00
2001                                            94.25                  96.94                 133.66                 111.81
2002                                            69.85                  75.64                 114.37                  94.89
2003                                            89.56                  97.09                 154.80                 123.36

                      APPROVAL OF APPOINTMENT OF AUDITORS

     The Audit Committee has appointed the firm of Ernst & Young LLP ("Ernst & Young") to audit the Company's 2004 financial statements. Ernst & Young also served in this capacity in 2003. The Board recommends to shareholders that they approve such appointment. If the shareholders do not approve the appointment, the Audit Committee will take this into account in making future appointments.

     The Board of Directors recommends a vote for this proposal.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions by shareholders.

AUDIT FEES

     The aggregate fees for professional services rendered by Ernst & Young in connection with (i) the audit of the annual financial statements set forth in the Company's (and a subsidiary's) Annual Reports on Form 10-K and (ii) the review of the interim financial statements in the Company's (and a subsidiary's) Quarterly Reports on Form 10-Q, and related audit services provided to other subsidiaries of the Company were approximately $2,025,133 for 2002 and $2,040,075 for 2003.

AUDIT RELATED FEES

     The aggregate fees for assurance and related services that were related to the performance of the audit or review of the Company's financial statements were $85,300 for 2002 and $93,575 for 2003. The nature of the services performed for these fees included, among other things, employee benefit plan audits, due diligence related to an acquisition, support in the preparation of SEC registration statements, comfort letters and consents and consultations concerning financial accounting and reporting matters not classified as part of the audit.

TAX FEES

     The aggregate fees billed for professional services rendered for federal state and international tax compliance, advice, and planning and expatriate tax services were $344,438 for 2002 and $191,500 for 2003.

ALL OTHER FEES

     There were no other professional services rendered by Ernst & Young in 2002 or 2003.

PRE-APPROVAL POLICY

     It is the policy of the Audit Committee to pre-approve all audit and non-audit services provided to the Company by the independent auditor prior to the engagement of the auditor. The Audit Committee reviews the annual audit plan submitted by the independent auditor and considers for pre-approval annually all audit services. Each quarter, the Company and the independent auditor jointly provide the Audit Committee a description of the audit-related, tax and other non-audit services which have been provided in the then current fiscal quarter pursuant to the authority previously granted, and an estimate of such services expected to be provided in the immediately following quarter for pre-approval, together with a joint statement as to whether, in their view, the request is consistent with the SEC's rules on auditor independence. Any proposed changes to the estimate of services reviewed as part of the annual audit plan is discussed with the Audit Committee at that time. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                             AUDIT COMMITTEE REPORT

     The responsibilities of the GATX Corporation Audit Committee are set forth in its amended and restated Charter, as approved by the Board of Directors on October 2, 2003 (the "Audit Committee Charter"). Such responsibilities include providing oversight of the Company's financial accounting and reporting process through periodic meetings with the Company's management, independent auditors and internal auditors to review accounting, auditing, internal controls and financial reporting matters as set forth in the Audit Committee Charter. A current copy of the Audit Committee Charter is available under Corporate Governance in the Investor Relations section on the Company's website at www.gatx.com. and is also attached hereto as Exhibit B.

     The Audit Committee has the ultimate authority to select the Company's independent auditors, evaluate their performance, approve all audit and non-audit work and approve all fees associated therewith. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal control. In the discharge of its functions, the Audit Committee relies on the Company's management, including senior financial management, the Company's internal audit staff and the Company's independent auditors.

     It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles; that is the responsibility of the Company's management and its independent auditors. In making its recommendation to the Board of Directors, the Audit Committee has relied on management to prepare the financial statements with integrity and objectivity and in conformance with generally accepted accounting principles and the report of the Company's independent auditors with respect to such financial statements.

     The Audit Committee consists of the following members of the Company's Board of Directors: Deborah M. Fretz (Chair), Rod F. Dammeyer, Michael E. Murphy and John W. Rogers Jr., each of whom is an "independent director" under the NYSE Listing Standards applicable to Audit Committee members. The Board of Directors of the Company has determined that each member of the Audit Committee is financially literate, and meets the Securities and Exchange Commission's criteria of an audit committee financial expert.

     The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     The Audit Committee has discussed with Ernst & Young, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec. 380), as modified or supplemented.

     The Audit Committee has received the written disclosures and letter from its independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with Ernst & Young its independence.

     Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors of the Company that the audited financial statements be included in GATX's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                        Deborah M. Fretz (Chair)
                                        Rod F. Dammeyer
                                        Michael E. Murphy
                                        John W. Rogers, Jr.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the security ownership of each class of equity securities of the Company owned by each of the directors and named executive officers and by directors and executive officers as a group as of March 5, 2004:

                                                                  Shares of Common Stock
                                                                    Beneficially Owned
Name of Beneficial Owner                                        as of March 5, 2004 (1)(2)
------------------------                                        --------------------------
Ronald J. Ciancio...........................................               66,425
Rod F. Dammeyer.............................................               10,178
James M. Denny..............................................               20,170
Gail L. Duddy...............................................               90,752
Richard Fairbanks...........................................               36,870
Deborah M. Fretz............................................               15,834
William J. Hasek............................................               35,191
Brian A. Kenney.............................................              137,214
Miles L. Marsh..............................................               17,361
Michael E. Murphy...........................................               21,935
John W. Rogers, Jr..........................................               17,831
Ronald H. Zech..............................................              786,080
Directors and Executive Officers as a group.................            1,708,441

---------------
(1) Includes units of phantom Common Stock credited to the accounts of individuals and payable in shares of Common Stock following retirement from the Board as follows: Mr. Dammeyer (6,178); Mr. Denny (12,536); Mr. Fairbanks (14,870); Ms. Fretz (10,131); Mr. Marsh (10,131); Mr. Murphy (12,935); Mr. Rogers (10,331) and directors as a group (77,112); and shares which may be obtained by exercise of previously granted options within 60 days of March 5, 2004 by Mr. Ciancio (58,291); Mr. Dammeyer (4,000); Mr. Denny (5,000); Ms. Duddy (74,339); Mr. Fairbanks (5,000); Ms. Fretz (5,000);
    Mr. Kenney (117,618); Mr. Marsh (5,000); Mr. Murphy (5,000); Mr. Hasek (32,968); Mr. Rogers (5,000); Mr. Zech (718,177) and directors and executive officers as a group (1,429,750).

(2) Each person has sole investment and voting power (or shares such powers with his or her spouse), except with respect to units of phantom Common Stock, phantom restricted stock and option grants. With the exception of Mr. Zech, who beneficially owned approximately 1.58% of the Company's outstanding shares of Common Stock, none of the directors and executive officers owned 1% of the Company's outstanding shares of Common Stock. Directors and executive officers as a group beneficially owned approximately 3.47% of the Company's outstanding shares of Common Stock. No director or executive officer owns any Preferred Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 2003 fiscal year, with the exception of Mr. Warren E. Buffett who, as a beneficial owner of more than 10% of the Company's stock, filed a late report for eleven transactions, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following are the only persons known to the Company to beneficially own more than 5% of the Company's Common Stock:

                                                                                      Percent of
                                                                      Shares            Common
            Name and Address of Beneficial Owner                Beneficially Owned      Stock
            ------------------------------------                ------------------    ----------
Capital Research & Management Company(1)....................        6,146,500          12.48
Capital Income Builder, Inc.
333 South Hope Street
Los Angeles, CA 90071

State Farm Mutual Automobile Insurance Company(2)...........        5,900,170          11.98
One State Farm Plaza
Bloomington, IL 61710

---------------

(1) According to a Schedule 13G dated February 10, 2004, jointly filed by Capital Research & Management Company ("CRMC"), a registered investment advisor, and Capital Income Builder, Inc. ("CIB"), a registered investment company advised by CRMC, CRMC has sole dispositive power as to these shares of Common Stock owned by accounts under its discretionary investment management and CIB has sole voting power as to 3,050,000 of these shares (6.19% of the outstanding Common Stock).

(2) According to a Schedule 13G dated January 21, 2004, State Farm Mutual Automobile Insurance Company ("State Farm") and certain of its affiliated entities, each of which owned shares of Common Stock with sole voting and dispositive power, may be deemed to constitute a "group" under the regulations of the SEC with regard to the beneficial ownership of these shares of Common Stock. State Farm and each of the entities disclaim that they are part of a group.

                          APPROVAL OF GATX CORPORATION
                    2004 EQUITY INCENTIVE COMPENSATION PLAN

     There will be presented to the shareholders a proposal to approve a new incentive plan entitled the GATX Corporation 2004 Equity Incentive Compensation Plan (the "Equity Plan") for non-employee directors, officers and key employees of the Company and its subsidiaries. On March 3, 2004, the Board of Directors adopted the Equity Plan subject to shareholder approval. The Equity Plan will succeed the 1995 Long Term Incentive Compensation Plan (the "1995 Plan") and will not be put into effect unless approved by the affirmative vote of the holders of a majority of votes cast on the proposal at the Annual Meeting, provided that the total votes cast represent over 50 percent of all votes entitled to be cast on the proposal.

     The Board of Directors recommends a vote for this proposal.

                            DESCRIPTION OF THE PLAN

     The following summary of the material terms of the Equity Plan is qualified in its entirety by reference to the full text of the Equity Plan which is attached as Exhibit C.

     The Equity Plan will provide for awards ("Awards") of Non-Qualified Stock Options ("Options"), Stock Appreciation Rights ("SARs"), and Full Value Awards. If the Equity Plan is approved, grants and awards will no longer be made under the 1995 Plan.

     The aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Equity Plan may not exceed 3,000,000 shares together with any shares of Common Stock that are available under the 1995 Plan or the 1985 Long Term Incentive Compensation Plan (the "1985 Plan") (collectively the "Prior Plans"), and shares covered by awards outstanding under the

Prior Plans on the date the Equity Plan is adopted but which are not subsequently issued or are forfeited pursuant to those awards. No shares remain available for grant under the 1985 Plan, which was terminated upon the approval of the 1995 Plan except as to prior awards remaining outstanding thereunder. As of March 5, 2004, 507,155 shares were available for grant under the 1995 Plan, and an additional 3,791,756 shares were reserved for issuance pursuant to awards outstanding under the Prior Plans and would become available for issuance under the Equity Plan if those awards lapse. The Common Stock delivered under the Equity Plan may be authorized and unissued stock or treasury shares or, at the discretion of the Compensation Committee, may be purchased on the open market or in private transactions. Any shares subject to a grant or award which terminates by expiration, cancellation or otherwise without delivery of such shares or which result in the forfeiture of the shares shall again be available for future grants under the Equity Plan. Appropriate adjustment shall be made with respect to the number and kind of shares awarded or subject to being awarded and to the terms of any outstanding award in the event of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend, spin-off or other change in the corporate structure or capitalization affecting the Common Stock. The Closing price of the Company's Common Stock as reported for NYSE composite transactions on March 5, 2004 was $23.69.

     Subject to the approval of shareholders, the Equity Plan will be effective as of January 1, 2004. The Board of Directors may terminate and amend the Equity Plan except that (i) no amendment or termination may adversely affect the rights of any beneficiary or participant without their consent and (ii) the number of shares available for issuance under the Equity Plan may not increase nor may options be repriced without shareholder approval.

AWARDS

     Non-Qualified Stock Options and Stock Appreciation Rights. The grant of an Option entitles the Participant to purchase shares of the Company's Common Stock at an Exercise Price established by the Committee. Any Option granted shall be a non-qualified option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Internal Revenue Code. A SAR entitles the Participant to receive, in cash or Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise; over (b) an Exercise Price established by the Committee. The "Exercise Price" of each Option and SAR shall be established by the Compensation Committee or shall be determined by a method established by the Compensation Committee at the time the Option or SAR is granted. The Exercise Price shall not be less than 100% of the fair market value of a share of Stock on the date of grant, although the Compensation Committee, in its discretion, may establish an Exercise Price of an Option or SAR that varies based on the stock price of a comparator group of companies or such other index as is selected by the Compensation Committee (resulting in an Exercise Price that may at times be less than the fair market value of a share of Stock on the date of grant), but a variable price shall not be used if the Compensation Committee intends that the Options or SARs be Performance-Based Compensation, and the use of such variable pricing would preclude such treatment.

     Except as described below, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise in cash, by promissory note, or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Compensation Committee, and valued at fair market value as of the day of exercise, or in any combination thereof, as determined by the Compensation Committee. The Compensation Committee may permit a participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     Except as otherwise provided by the Compensation Committee, if an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the

Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, and the exercise price for the later granted Award may be less than the fair market value of the shares at the time of such grant.

     Full Value Awards. A Full Value Award is a grant of one or more shares of Common Stock or a right to receive one or more shares of Common Stock in the future. The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Compensation Committee. Awards may be denominated in Common Stock, but could be settled in shares of Common Stock, cash, or a combination, as determined by the Compensation Committee. The Compensation Committee may designate a Full Value Award granted to a participant as "performance-based compensation" as that term is used in section 162(m) of the Internal Revenue Code. Any such Award so designated shall be conditioned on the achievement of a level of the Company's Total Gross Income Less Total Ownership Costs (as defined in the Equity Plan) established by the Compensation Committee in accordance with the requirements of section 162(m) of the Internal Revenue Code.

ADMINISTRATION

     The Equity Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will select from time to time key employees of the Company and its subsidiaries and non-employee directors of the Board to receive awards (which could include the executive officers named and included in the Summary Compensation Table) and the amounts, type and terms of such awards, and is authorized to interpret the Equity Plan, to establish rules and regulations thereunder, and to make all other determination necessary or advisable for administration of the Equity Plan. The Compensation Committee may allocate all or any portion of its responsibilities or powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

     Approximately 225 current employees have received awards under the 1995 Plan. Estimates of benefits which would have been paid under the Equity Plan in the past or will be payable in the future if the Equity Plan is approved cannot be made since such benefits will depend upon, among other things, future implementation of the Equity Plan, performance achieved against goals to be established and the future market value of the Company's Common Stock, except as disclosed in the section entitled "New Plan Benefits -- Equity Plan."

LIMITS ON AWARDS

     No more than 500,000 shares may be covered by Options and SARs granted to any single participant in any calendar year, and no more than 300,000 shares may be covered by Full Value Awards that are intended to be performance-based compensation granted to any participant in any calendar year. An Award may provide the participant with the right to receive dividend or dividend equivalent payments with respect to the Stock which is the subject of the Award, subject to such conditions or restrictions as the Compensation Committee may determine.

VESTING AND EXERCISE PERIOD

     An Award may be exercisable in accord with such terms and conditions as may be established by the Compensation Committee. In no event, however, shall an Option or SAR expire later than ten years after the date of its grant.

CHANGE IN CONTROL

     The effect of the occurrence of a Change in Control on an Award shall be determined by the Compensation Committee, in its discretion, except as otherwise provided in the Equity Plan or the Award Agreement reflecting the applicable Award. The term "Change in Control" has the same meaning as under the agreements described in the section entitled "Employment and Change of Control Agreements."

     The Board of Directors does not consider the change of control provisions of the Equity Plan to have any significant deterrent effect on a potential change in control of the Company; however, if a change in control occurs, such provisions may result in an acceleration of the dates on which the Company will incur certain costs and participants will receive certain benefits under the Equity Plan and in this respect may be considered to have an anti-takeover effect.

FEDERAL INCOME TAX EFFECTS

     Under present Federal income tax laws, awards granted under the Plan will have the following tax consequences:

     Non-Qualified Stock Options. The grant of an Option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     The exercise of an Option through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.

     Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the Company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     Full Value Awards. A participant who has been granted a full value award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, if the grant is subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the participant, or achievement of other objectives, assuming that the restrictions constitute a "substantial risk of forfeiture" for Federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the participant and deductible as such by the Company.

     Change of Control. Any acceleration of the vesting or payment of awards under the Plan in the event of a change of control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company.

     Tax Advice. The preceding discussion is based on Federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the Federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

NEW PLAN BENEFITS -- EQUITY PLAN

     The Compensation Committee has awarded performance-based restricted stock units under the Equity Plan, contingent upon the achievement of 2004 performance goals and subject to shareholder approval of the Equity Plan. The maximum number of units that may be earned by a participant if each performance goal is exceeded by 150% is as follows:

                                                              Maximum Dollar       Maximum
                Name and Principal Position                     Value ($)      Number of Units
                ---------------------------                   --------------   ---------------
Ronald H. Zech..............................................    $1,350,000          57,990
  Chairman, President & Chief Executive Officer
Ronald J. Ciancio...........................................    $  187,500           8,055
  Vice President, General Counsel & Secretary
Brian A. Kenney.............................................    $  300,000          12,885
  Senior Vice President & Chief Financial Officer
Gail L. Duddy...............................................    $  187,500           8,055
  Vice President Human Resources
William J. Hasek............................................    $   90,000           3,870
  Vice President Treasurer
Executive Group.............................................    $3,007,500         129,210
Non-Executive Director Group................................    $        0               0
Non-Executive Officer Employee Group........................    $1,132,500          48,630

     The maximum dollar value shown for these units is based on the average closing price of GATX Common Stock on the four Fridays prior to the March 2004 Compensation Committee Meeting. The actual number of which earned, if any, will be determined based on the achievement of performance goals for 2004 and will be paid in the form of restricted stock which will vest on December 31, 2006.

                      EQUITY COMPENSATION PLAN INFORMATION

     This table provides information regarding the equity securities authorized for issuance under our equity compensation plans as of December 31, 2003.

                                                                                              Number of securities
                                                        Number of                             remaining available
                                                    securities to be         Weighted-        for future issuance
                                                       issued upon            average             under equity
                                                       exercise of       exercise price of     compensation plans
                                                       outstanding          outstanding            (excluding
                                                    options, warrants    options, warrants    securities reflected
                                                       and rights           and rights           in column (a))
Plan Category                                              (a)                  (b)                   (c)
-------------                                       -----------------    -----------------    --------------------
Equity compensation plans approved by
  shareholders..................................        3,853,154(1)          $30.18               2,965,019(2)
Equity compensation plans not approved by
  shareholders (3)..............................          102,423               0.00                       0

---------------
(1) This number includes stock options granted under plans as follows: the 1995 Plan (3,710,862); the 1985 Plan (94,700); the Employee Stock Purchase Plan ("ESPP") (47,592). Stock options awarded to employees for the purchase of shares of Common Stock were granted at the fair market value of the shares on the date of grant, generally have a 10 year exercise period and become exercisable one-half on the anniversary of grant, one quarter on the second anniversary and one quarter on the third anniversary. Awards of restricted stock granted under the 1995 Plan were established by the Compensation Committee at the time of issuance. This number includes units of phantom stock which are not included in the weighted average price calculation in column (b).

(2) There were 493,349 shares available for grant under the 1995 Plan and 2,471,670 shares available under the ESPP. At the time the ESPP was approved, it provided that the plan would provide for awards for 247,167 shares per year. There were 10 years remaining in the plan.

(3) The following plans were not approved by the shareholders of the Company: the Deferred Compensation Plan, the Directors' Deferred Stock Plan and the Directors' Deferred Fee Plan. A brief description of the material features of each plan is set forth below. In addition, the Compensation Committee approved a single grant of 5,658 restricted shares to an individual in January 2001 outside of the 1995 Plan. The terms of this grant conform to the terms of restricted stock grants under the 1995 Plan except that the restrictions lapse in equal installments over a three year period commencing one year following the grant rather than at the end of the third year. When restrictions lapse, shares are issued from treasury shares.

     The Deferred Compensation Plan. The Compensation Committee of the Board of Directors approved the Deferred Compensation Plan on January 28, 1999. This plan permitted one executive of a subsidiary of the Company to elect to defer payment of an incentive bonus award for up to 7 years following the year the incentive was earned. Deferred amounts were credited to an account in units of phantom Common Stock with a value equal to the average of the daily high and low closing prices on the NYSE of GATX Common Sock in the January following the end of the performance period. No additional deferrals will be made under this plan. Additional shares in the form of dividend equivalents paid on Common Stock are credited to the account during the deferral period. As of December 31, 2003, 11,219 units of phantom Common Stock were held in the account. Deferred amounts will be paid at the end of the deferral period in shares of GATX Common Stock from treasury shares.

     The Directors' Deferred Stock Plan. The Board of Directors approved the Directors' Deferred Stock Plan on July 26, 1996. The plan requires that 50% of the annual retainer of non-employee directors be deferred into shares of phantom Common Stock quarterly. The plan also includes units credited to replace the Directors' Retirement Plan which was eliminated at the time the Deferred Stock Plan was adopted. As of December 31, 2003, there were 59,152 deferred phantom shares in the plan. There is no definitive number of shares reserved for issuance under the plan. Deferred share payments will be made from the Equity Plan if that plan is approved by shareholders.

     The Directors' Deferred Fee Plan. The Board of Directors approved the Directors' Deferred Fee Plan effective as of July 1, 1998. The plan allows a director to elect to defer all or any part of the cash portion of his or her annual retainer and meeting fees into a phantom stock account. The number of units credited to a participating director's phantom stock account is equal to the deferred amount divided by the average high and low price for the Company's shares on the NYSE on the last trading days of July, October, January and April. Each participant's account is credited with additional units of phantom Common Stock representing dividends declared on the Company's Common Stock based on the price of the Common Stock at the date such dividend is paid. A participant can elect to receive payment in shares of Common Stock equal to the number of units of phantom Common Stock credited to the account in a lump sum or annual installments following termination of service on the Board or the participant's 71(st) birthday. As of December 31, 2003, 30,166 shares of phantom Common Stock had been credited to participant's accounts under the plan.

              APPROVAL OF THE GATX CORPORATION CASH INCENTIVE PLAN

     On March 3, 2004, the Company's Board of Directors adopted the GATX Corporation Cash Incentive Plan (the "Cash Plan") subject to shareholder approval at the 2004 Annual Meeting of Shareholders. Subject to such approval, the Cash Plan will be effective as of January 1, 2004; provided, however, that to the extent that Cash Incentive Awards are granted prior to approval by shareholders, the Cash Incentive Awards shall be contingent on shareholder approval.

                          DESCRIPTION OF THE CASH PLAN

     The following summary of the material terms of the Cash Plan is qualified in its entirety by reference to the full text of the Cash Plan, a copy of which is attached as an Exhibit D.

AWARDS

     Cash Incentive Awards may be granted under the Cash Plan to any key employee of the Company or a subsidiary selected by the Compensation Committee. Each Cash Incentive Award that is intended to be performance-based compensation (as defined in Section 162(m) of the Internal Revenue Code) shall be determined in accordance with the following: (i) the award for any performance period shall equal three quarters of one percent of the Company's Total Gross Income Less Total Ownership Costs as reported in the Company's consolidated statement of income (or if such amounts are not reported in the Company statement of income, the line items in the Company's state of income determined by the Compensation Committee to correspond thereto) for the performance period; (ii) prior to payment the Compensation Committee may reduce the amount of any award in its discretion; and (iii) no payment for any award that is intended to be performance-based compensation shall be made until identified performance objectives have been achieved. For 2003, three quarters of one percent of the Company's Total Gross Income Less Total Ownership Costs was $4,693,000. Cash Incentive Awards that are not intended to be performance-based compensation may be made in any amount and conditioned on any criteria the Compensation Committee determines. All awards made under the Cash Plan are discretionary. Distribution of a Cash Incentive Award shall be made at such time as determined by the Compensation Committee. Cash Incentive Awards may be subject to such terms and conditions, not inconsistent with the Cash Plan, as the Compensation Committee, in its sole discretion, prescribes. All distributions are subject to withholding of applicable taxes. The Board may, at any time, amend or terminate the Cash Plan, except that no such termination may, without consent of the affected participant, adversely affect the rights of such participant.

CASH PLAN AWARDS

     The Compensation Committee has selected Messrs. Zech, Ciancio, Kenney and Hasek and Ms. Duddy and six other executive officers for Cash Incentive Awards under the Cash Plan for 2004. All Cash Incentive Awards are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, are contingent on achievement of identified performance objectives and are subject to shareholder approval of the Cash Plan. The maximum Cash Incentive Award granted to any plan participant may be calculated as set forth in the prior paragraph, subject to reduction at the discretion of the Compensation Committee based on such factors as the committee deems appropriate. The actual amount payable to each of the foregoing is currently not determinable, as it will depend upon performance relative to the performance criteria and any change in base salary during the performance period. The Compensation Committee is expected to limit the size of Cash Incentive Awards to amounts generally comparable to those that would have been earned under the MIP.

ADMINISTRATION

     The Cash Plan will be administered by the Compensation Committee. Except as specifically provided by law to the contrary, the Compensation Committee may delegate any of its responsibilities as it may determine. Subject to the terms of the Cash Plan, the Compensation Committee shall designate from among the employees of the Company and its subsidiaries those persons who will be granted Cash Incentive Awards.

FEDERAL INCOME TAX EFFECTS

     A participant will realize taxable income at the time the Cash Incentive Award is distributed, and the Company will be entitled to a corresponding deduction.

          SHAREHOLDER PROPOSALS OR NOMINATIONS FOR 2005 ANNUAL MEETING

     Any shareholder proposal intended for inclusion in the Company's proxy material in connection with the Company's 2005 Annual Meeting must be received by the Company no later than November 22, 2004, and otherwise comply with the requirements of the SEC. Any shareholder who intends to nominate any person for election as a director or present a proposal at the Company's 2005 Annual Meeting without inclusion in the Company's proxy material must send to the Company a notice of such nomination or proposal so that it is received no earlier than October 23, 2004 and no later than November 22, 2004, and must otherwise comply with the requirements of the Company's bylaws.

                               OTHER INFORMATION

     On August 14, 2003, the Company purchased liability policies that provide protection for the Company's directors and officers for those instances in which they may not be indemnified by the Company. The policies will also provide reimbursement to the Company for any indemnification payments made by the Company on behalf of its directors and/or officers. These policies replace three policies that expired on August 14, 2003. Premiums were paid to five insurers to provide the coverage as follows: Ace Bermuda Insurance Ltd. ($360,500); Ace American Insurance Company ($185,400); National Union Fire Insurance Company of PA ($412,000); Federal Insurance Company ($500,000); Zurich American Insurance Company ($329,000).

     The Board of Directors does not know of any matters to be presented at the meeting other than those mentioned above. If any other matters do come before the meeting, the holders of the proxy will exercise their discretion in voting thereon.

                                          By order of the Board of Directors

                                          Ronald J. Ciancio
                                          Secretary

                                                                       EXHIBIT A

                                GATX CORPORATION

                         DIRECTOR INDEPENDENCE STANDARD

     To be considered "independent", a director of the Company must meet the following categorical standards:

     - A director, who is an employee of the Company, or whose immediate family member is an executive officer of the Company, will not be considered independent until three years after such employment relationship has terminated.

     - A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service), will not be considered independent until three years after the end of the last fiscal year in which he or she received more than $100,000 in such compensation.

     - A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company will not be considered independent until three years after the end of the affiliation, employment or auditing relationship.

     - A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's present executives serve on that company's compensation committee (or the equivalent) will not be considered independent until three years after the end of such service or the employment relationship.

     - A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, will not be considered independent until three years after falling below such threshold.

     - A director who is a partner of a firm providing tax, accounting, legal or other consulting services to GATX where the fees from such services by that firm exceeds $250,000 shall not be considered independent until three years after falling below such threshold.

     In addition, the Board will review all relevant facts and circumstances as to any other relationship which may exist between the Company and any director.

                                                                       EXHIBIT B

                                AUDIT COMMITTEE

                                    CHARTER

1. Purpose of the Committee: The Audit Committee shall assist the Board of Directors in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the Independent Auditor's qualifications and independence, and the performance of the Company's internal audit function and Independent Auditors and procedures. The Audit Committee shall prepare the report that the SEC rules require be included in the Company's annual proxy statement.

2. Committee Membership: The membership of the Audit Committee shall consist of at least three members of the Board of Directors who shall serve at the pleasure of the Board of Directors. The Audit Committee members and the Committee Chair shall be designated by the full Board of Directors upon the recommendation of the Corporate Governance Committee.

3. Meetings and Procedures: The Committee shall meet as often as it deems appropriate, but no less frequently than four (4) times per year. The Audit Committee shall fix its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter. The chair of the Committee, or a majority of the members of the Committee, may call a special meeting. The presence of not less than one-third of the number of members of the Committee or two members, whichever shall be greater shall constitute a quorum. The Committee may ask members of management or the Company's outside counsel or Independent Auditors to attend its meetings and provide pertinent information as necessary. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive session as may be required. Following each of its meetings, the Committee shall deliver a report on the meeting to the Board of Directors, including a description of all actions taken by the Committee.

4. Member Qualifications: The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange,
   Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission").

5. Authority, Duties and Responsibilities: The duties and responsibilities of the Committee shall include the following:

    Retention of Auditors

     a. To retain and terminate (subject to ratification by the shareholders of the Company) the Company's independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including the resolution of any disagreements between management and the independent auditor regarding financial reporting).

     b. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to the de minimis exception for non-audit services described in
           Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

     Financial Statement and Disclosure Matters

     c. To review and discuss with management and the independent auditor the annual audited financial statements, including the disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     d. To review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     e. To discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analyses prepared by either in connection therewith. Prior to finalizing and filing the Annual Report on Form 10-K, the Audit Committee should review the selection, application and disclosure of critical accounting policies and the criteria used by management in its selection of the accounting principles and methods. Among the items the Audit Committee may want to review with the independent auditor are: any accounting adjustments that were noted or proposed but were passed (as immaterial or otherwise), any communication with the firm's national office respecting auditing or accounting issues presented by the engagement, and any material communications from the independent auditor, including any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company.

     f. To discuss with management and the independent auditor all alternative GAAP treatments for policies and practices relating to material items that have been discussed by the independent auditor with management, including the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditor.

     g. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

     h. Discuss with management the Company's earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of the types of information to be disclosed and the types of presentation to be made).

     i. To discuss with the independent auditor matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     j. No less frequently than quarterly, to receive and review the reports of the Company's Chief Executive Officer and Chief Financial Officer regarding any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process or report financial data and any material weakness in internal controls, and any fraud (irrespective of how material) involving an employee who has a significant role in the Company's internal controls. The Audit Committee should discuss with management and the independent auditor major issues as to the adequacy of internal controls and any measures taken in response thereto.

     k. To review with management the Company's major financial risk exposures with particular attention as to how such matters are reflected in the Company's financial statements and related reporting. The Audit Committee shall discuss with management the steps management has taken to monitor and control such exposure.

     Oversight of the Independent Auditor

     l. The Audit Committee shall meet regularly with the independent auditor independently of management to review any audit problems or difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management and management's response thereto.

     m. Not less than annually, to obtain and review a report by the independent auditor describing: the firm's internal quality control procedures, any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.

     n. To receive and review reports from the Company's independent auditors regarding the auditor's independence, and all relationships between the independent auditor and the Company. The Committee shall discuss such reports with the auditors and shall consider whether the provision of approved non-audit services is compatible with maintaining the auditor's independence.

     o. To periodically evaluate the quality of the audit services provided by the independent auditor, including an evaluation and review of the lead partner of the independent auditor. The Audit Committee shall present its conclusions in this regard to the full Board of Directors.

     p. To ensure rotation of the lead, concurring and "audit partners" as required by the Commission's rules.

     q. To receive and review the independent auditor's report on the assessment made by management as to the effectiveness of the Company's internal control structure and procedures for financial reporting.

     r. Recommend to the Board policies for the Company's hiring in a financial oversight role, employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     Internal Audit / Conduct

     s. To meet periodically with the Director of Internal Audit independently of management. The Audit Committee shall review the organizational structure and qualifications of the members of the internal audit department. The review should also include discussion of the responsibilities, budget and staffing of the Company's internal auditors and any significant changes thereto. The Audit Committee shall review the internal audit plan for the year, and any material changes to such plan, with management and the Director of Internal Audit, any significant findings and management's responses thereto. The Audit Committee shall review any difficulties encountered by the internal auditors in the course of their audits, including any restrictions on the scope of their work or access to required information.

     t.    To establish procedures under guidance issued by the Commission for
           (i) the receipt and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     u. To investigate any matter brought to the attention of the Committee within the scope of its duties and responsibilities, and in that regard, shall have the authority to obtain advice and assistance from outside legal, accounting and other advisors where considered appropriate.

     Performance Evaluation

     v. To conduct an annual performance evaluation of its own effectiveness, and in this regard the Committee shall report the results of its evaluation to the Board of Directors, including any recommended amendments to this Charter, and any recommended changes to the policies and procedures of the Committee.

     6. Delegation of Authority: The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee.

     7. Management Responsibility: While the Audit Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles. These are the responsibilities of management and the Company's independent auditor.

                                                                       EXHIBIT C

                                GATX CORPORATION

                    2004 EQUITY INCENTIVE COMPENSATION PLAN

                                   SECTION 1

                                    GENERAL

     1.1. Purpose. The purpose of the GATX Corporation 2004 Equity Incentive Compensation Plan (the "Plan") is to promote the long term financial interest of GATX Corporation (the "Company") by (i) attracting and retaining key employees and non-employee directors possessing outstanding ability; (ii) further motivating such individuals by means of growth-related incentives to achieve long-range goals; (iii) providing incentive compensation opportunities, in the form of Non-Qualified Options, Stock Appreciation Rights, and Full Value Awards (each as described below) which are competitive with those of other major corporations; and (iv) furthering the identity of interests of Participants with those of the Company's stockholders through opportunities for increased stock ownership.

     1.2. Participation. The Committee shall determine and designate, from time to time, from among the key employees of the Company or a Subsidiary and non-employee directors of the Board, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

     1.3. Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8).

                                   SECTION 2

                                OPTIONS AND SARS

     2.1.  Definitions.

          (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Section 2 shall be a non-qualified option (an "NQO"). An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

          (b) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.2. Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted. The Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Committee, in its discretion, may establish an Exercise Price of an Option or SAR granted under this Section 2 that varies based on the stock price of a comparator group of companies or such other index as is selected by the Committee (resulting in an Exercise Price that may at times be less than the Fair Market Value of a share of Stock on the date of grant); and further provided that such variable price shall not be used if the Committee intends that the Options or SARs be Performance-Based Compensation, and the use of such variable pricing would preclude such treatment.

     2.3. Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an Option or SAR expire later than ten years after the date of its grant.

     2.4. Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

          (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise.

          (b) Subject to applicable law, the Exercise Price shall be paid in cash, by promissory note, or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

          (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5. Settlement of Award. Settlement of Options and SARs is subject to subsection 4.6.

     2.6. No Repricing. Except for either adjustments pursuant to paragraph 4.2(f), or reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding Option may not be decreased nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option with a lower exercise price.

     2.7. Grants of Options and SARs. An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option. Except as otherwise provided by the Committee, if an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, but the exercise price for the later granted Award may be less than the Fair Market Value of the Stock at the time of such grant.

                                   SECTION 3

                               FULL VALUE AWARDS

     3.1. Full Value Awards. A "Full Value" Award is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future, with such grant subject to one or more of the following, as determined by the
Committee:

          (a) The grant shall be made in consideration of a Participant's previously performed services or surrender of other compensation that may be due.

          (b) The grant shall be contingent on the achievement of performance objectives during a specified period.

          (c) The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

     The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

     3.2. Performance-Based Compensation. The Committee may designate a Full Value Award granted to a Participant as "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Award so designated shall be conditioned on the achievement of a level of the Company's Total Gross Income Less Total Ownership Costs (as defined in Section 8) established by the Committee in accordance with the requirements of section 162(m) of the Code.

                                   SECTION 4

                          OPERATION AND ADMINISTRATION

     4.1. Effective Date. Subject to the approval of the stockholders of the Company at the Company's 2004 annual meeting of its stockholders, the Plan shall be effective as of January 1, 2004 (the "Effective Date"); provided, however, that Awards may be granted contingent on approval of the Plan by the stockholders of the Company at such annual meeting. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

     4.2. Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

          (a) The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or, to the extent permitted by applicable law, acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

          (b) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of paragraphs
     (i) and (ii) below:

             (i) 3,000,000 shares of Stock;

             (ii) Any shares of Stock available for additional awards under the 1995 Long Term Incentive Compensation Plan or the 1985 Long Term Incentive Compensation Plan of the Company (the "Prior Plans") as of the date on which shareholders approve the Plan; and any shares of Stock that are represented by awards granted under the Prior Plans which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company after the date on which shareholders approve the Plan and which would not have been counted against the reserve against such Prior Plans.

          (c) To the extent provided by the Committee, any Award may be settled in cash rather than Stock.

          (d) Only shares of Stock, if any, actually delivered to the Participant or beneficiary on an unrestricted basis with respect to an Award shall be treated as delivered for purposes of the determination under paragraph (b) above, regardless of whether the Award is denominated in Stock or cash. Consistent with the foregoing:

             (i) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered on an unrestricted basis (including, without limitation, by reason of the Award being settled in cash or used to satisfy the applicable tax withholding obligation), such shares shall not be deemed to have been delivered for purposes of the determination under paragraph (b) above.

             (ii) If the exercise price of any Option or the tax withholding obligation with respect to any Award is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the number of shares of Stock available for delivery under the Plan.

          (e) Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan.

             (i) The maximum number of shares that may be covered by Awards granted to any one Participant during any one-calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 500,000 shares. If an Option is granted in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (i).

             (ii) For Full Value Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than 300,000 shares of Stock may be delivered pursuant to such Awards granted to any one Participant during any one-calendar-year period; provided that Awards described in this paragraph (ii), that are intended to be performance-based compensation, shall be subject to the following:

                (A) If the Awards are denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash.

                (B) If delivery of Stock or cash is deferred until after shares of Stock have been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the shares are earned shall be disregarded.

          (f) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards;
     (iii) adjustment of the Exercise Price of outstanding Options and SARs; and
     (iv) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (I) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, or (II) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option, the amount of such payment may be the excess of value of the Stock subject to the Option at the time of the transaction over the exercise price).

     4.3. General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange on which the shares of the Company are registered.

          (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) above shall be limited to shares held by the Participant for not less than six months prior to the payment date); or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that such shares under this clause (iii) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

     4.5. Grant and Use of Awards and Dividends. The grant and use of Awards, and a Participant's right to receive dividend or dividend equivalent payments shall be subject to the following:

          (a) In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

          (b) The Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary assumed in business combinations may provide for exercise prices that are less than the Fair Market Value of the Stock at the time of the replacement grants, if the Committee determines that such exercise price is appropriate to preserve the economic benefit of the award.

          (c) An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.6. Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, grant of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. Subject to such rules and procedures as it may establish, the Committee may permit or require the deferral of any Award payment, which may include payment or crediting of interest or dividend equivalents, and converting such credits into deferred Stock equivalents.

     4.7. Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.8. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.9. Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in a written agreement (the "Award Agreement") with terms determined by the Committee. A copy of such agreement shall be provided to the Participant, and the Committee may, but need not require that the Participant sign such agreement.

     4.10. Action by Company. Any action required or permitted to be taken by the Company shall be by resolution of the Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange on which shares of the Company are registered) by a duly authorized officer of the Company.

     4.11. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.12.  Limitation of Implied Rights.

          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.13. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   SECTION 5

                               CHANGE IN CONTROL

     The effect of the occurrence of a Change in Control on an Award shall be determined by the Committee, in its discretion, except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award. The term "Change in Control" shall mean the occurrence of a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Company's Board of Directors if such change is described in any of paragraphs (a), (b), (c), (d) or (e) below:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of
     Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 5.

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          (e) Consummation of a Business Combination involving any subsidiary of the Company (a "Company Unit") unless immediately after such Business Combination, the Company owns at least 50% of the voting stock of such Company Unit. However, the circumstances described in this paragraph (e) shall constitute a Change in Control with respect to Awards of an individual only if the individual's primary employer immediately prior to such Business Combination is such Company Unit.

     The terms used in this Section 5 and not defined elsewhere in the Plan shall have the same meaning as such terms have in the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted thereunder.

                                   SECTION 6

                                   COMMITTEE

     6.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation Committee of the Board (the "Committee") in accordance with this Section 6, Section 303A.05 of the NYSE Listed Company Manual and section 162(m) of the Code. The Committee shall consist solely of three or more members of the Board who are not employees of the Company or any Subsidiary. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     6.2. Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the key employees of the Company or a Subsidiary, and non-employee directors of the Board, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

          (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     6.3. Delegation by Committee. The Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6.4. Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                   SECTION 7

                           AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that (i) no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; (ii) the provisions of subsection 2.6 (relating to Option repricing) may not be amended, unless any such amendment is approved by the Company's stockholders; and (iii) adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this
Section 7.

                                   SECTION 8

                                 DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

          (a) Award. The term "Award" means any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs and Full Value Awards.

          (b) Board. The term "Board" means the Board of Directors of the Company.

          (c) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (d) Fair Market Value. For purposes of the Plan, the term "Fair Market Value" of a share of Stock as of any date, shall mean the average of the highest and lowest prices at which a share of Stock is traded on the date as of which the determination is being made as quoted on the New York Stock Exchange Composite Transactions or other principal market quotation selected by the Committee or, if the Stock is not traded on that date, the average of the highest and lowest prices on the next preceding day on which such Stock was traded.

          (e) Subsidiary. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company, and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

          (f) Stock. The term "Stock" means shares of common stock of the Company.

          (g) Total Gross Income Less Total Ownership Costs. The term "Total Gross Income Less Total Ownership Costs" means the Company's "Total Gross Income" less "Total Ownership Costs" as reported in the Company's consolidated statement of income (or if such amounts are not reported in the Company's statement of income, the line items in the Company's statement of income determined by the Committee to correspond thereto).

                                                                       EXHIBIT D

                                GATX CORPORATION

                        CASH INCENTIVE COMPENSATION PLAN

                                   SECTION 1

                                    GENERAL

     1.1. Purpose. The purpose of the GATX Corporation Cash Incentive Compensation Plan (the "Plan") is to promote the long term financial interest of GATX Corporation (the "Company") by (i) attracting and retaining executive personnel possessing outstanding ability; (ii) further motivating such individuals by means of cash incentives to achieve long-range goals; and (iii) providing cash incentive compensation opportunities which are competitive with those of other major corporations.

     1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Employees, those persons who will be granted one or more Cash Incentive Awards under the Plan, and thereby become "Participants" in the Plan.

     1.3. Operation, Administration, and Definitions. The operation and administration of the Plan, including the Cash Incentive Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8).

                                   SECTION 2

                              CASH INCENTIVE AWARD

     2.1. Designation. The Committee, from time to time in its discretion, shall designate from among the Eligible Employees those individuals who will have an opportunity to receive Cash Incentive Awards under the Plan for any Performance Period, together with the amounts to be distributed in accordance with Section 3. Except as otherwise provided by the Committee, Cash Incentive Awards are intended to be Performance-Based Compensation. Any Cash Incentive Awards intended to be Performance-Based Compensation shall comply with the requirements of this Section 2 to the extent such compliance is determined by the Committee to be required for the Cash Incentive Awards to be treated as Performance-Based Compensation. To the extent that the provisions of this
Section 2 reflect the requirements applicable to Performance-Based Compensation, such provisions shall not apply to the portion of any Cash Incentive Award that is not intended to be Performance-Based Compensation.

     2.2. Determination of Cash Incentive Awards. Each Cash Incentive Award that is intended to be Performance-Based Compensation shall be determined in accordance with the following:

          (a) The Cash Incentive Award for each Participant for any Performance Period shall equal 0.75% of the Company's Total Gross Income Less Total Ownership Costs (as defined in Section 8) for the Performance Period.

          (b) At any time prior to the payment of a Cash Incentive Award, the Committee may, in its discretion, reduce the amount of such award based on such factors as the Committee determines appropriate.

          (c) No payment shall be made of any Cash Incentive Award that is intended to be Performance-Based Compensation until achievement of the applicable performance objectives set forth in paragraph (a) above has been certified by the Committee.

     Any Cash Incentive Awards that are not intended to be Performance-Based Compensation may be conditioned on any performance goals, factors, or criteria as the Committee shall determine.

                                   SECTION 3

                                 DISTRIBUTIONS

     Subject to subsection 2.2, a Participant's Cash Incentive Award shall be distributed to the Participant in cash at such time and in such form as is determined by the Committee.

                                   SECTION 4

                          OPERATION AND ADMINISTRATION

     4.1. Effective Date. Subject to the approval of the stockholders of the Company at the Company's 2004 annual meeting of its stockholders, the Plan shall be effective as of January 1, 2004 (the "Effective Date"); provided, however, that to the extent that Cash Incentive Awards are granted under the Plan prior to its approval by stockholders, the Cash Incentive Awards shall be contingent on approval of the Plan by the stockholders of the Company at such annual meeting.

     4.2. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any benefits under the Plan on satisfaction of the applicable withholding obligations.

     4.3. Transferability. Except as otherwise provided by the Committee, Cash Incentive Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.4. Heirs and Successors. The Plan shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any benefits deliverable to a Participant under the Plan have not been delivered at the time of the Participant's death, such benefits shall be delivered to the Designated Beneficiary in accordance with the provisions of the Plan. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by a Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any benefits distributable to the Participant shall be distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the complete distribution of benefits to the Designated Beneficiary under the Plan, then any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

     4.5. Agreement With Company. A Cash Incentive Award under the Plan may be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Cash Incentive Award to any Participant may be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

     4.6. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     4.7. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.8.  Limitation of Implied Rights.

          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

     4.9. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   SECTION 5

                        SOURCE OF BENEFIT DISTRIBUTIONS

     An Employer shall be liable for distribution of benefits under the Plan with respect to any Participant to the extent that such benefits are attributable to services rendered by the Participant to that Employer. Any disputes relating to liability of Employers for benefit distributions shall be resolved by the Committee.

                                   SECTION 6

                                   COMMITTEE

     6.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation Committee of the Board (the "Committee") in accordance with this Section 6, Section 303A.05 of the NYSE Listed Company Manual and section 162(m) of the Code. The Committee shall consist solely of three members of the Board who are not employees of the Company or any Subsidiary. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     6.2. Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall be eligible to participate in the Plan.

          (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (c) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     6.3. Delegation by Committee. Except to the extent prohibited by applicable law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6.4. Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                   SECTION 7

                           AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Cash Incentive Award granted under the Plan prior to the date such amendment is adopted by the Board.

                                   SECTION 8

                                 DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

          (a) Board. The term "Board" means the Board of Directors of the Company.

          (b) Cash Incentive Award. The term "Cash Incentive Award" means an award determined in accordance with Section 2 and distributable in accordance with Section 3.

          (c) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (d) Eligible Employee. The term "Eligible Employee" means any key employee of the Company or a Subsidiary.

          (e) Employer. The term "Employer" means the Company and each of the Subsidiaries whose employees the Committee includes in the Plan as Participants.

          (f) Participant. The term "Participant" means an individual who has been designated by the Committee as eligible to participate in the Plan.

          (g) Performance-Based Compensation. The term "Performance-Based Compensation" shall have the meaning ascribed to it in section 162(m) of the Code and the regulations thereunder.

          (h) Performance Period. The term "Performance Period" shall mean the Company's fiscal year, or such other period as may be established by the Committee from time to time as the Performance Period.

          (i) Subsidiary. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company, and any other business venture designated by the Committee in which the

     Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

          (j) Total Gross Income Less Total Ownership Costs. The term "Total Gross Income Less Total Ownership Costs" means the Company's "Total Gross Income" less "Total Ownership Costs" as reported in the Company's consolidated statement of income (or if such amounts are not reported in the Company's statement of income, the line items in the Company's statement of income determined by the Committee to correspond thereto).

PROXY

                                GATX CORPORATION
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 2004
   THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 23, 2004, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                   (Continued and to be signed on other side)


    ------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
    ------------------------------------------------------------------------



    ------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

            YOU CAN NOW ACCESS YOUR GATX CORPORATION ACCOUNT ONLINE.

Access your GATX Corporation shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for GATX Corporation, now makes it easy and convenient to get current information on your shareholder account.

        o View account status             o View payment history for dividends
        o View certificate history        o Make address changes
        o View book-entry information     o Obtain a duplicate 1099 tax form
                                          o Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM

          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                           MONDAY-FRIDAY EASTERN TIME

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.                                            Please     [  ]
                                                                                                             Mark Here
                                                                                                             for Address
                                                                                                             Change or
                                                                                                             Comments
                                                                                                             SEE REVERSE SIDE
ITEM 1 - ELECTION OF DIRECTORS                                       FOR ALL EXCEPT
                                                                        AS NOTED      WITHHELD
                                                                          BELOW        FOR ALL

Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,                          [  ]           [  ]
03 Richard Fairbanks, 04 Deborah M. Fretz,
05 Miles L. Marsh, 06 Michael E. Murphy, and 07 Ronald H. Zech

WITHHELD FOR: (Write that nominee's name in the space provided below).

-----------------------------------------------------------------------

                                                    FOR     AGAINST     ABSTAIN
ITEM 2 - APPROVAL OF AUDITORS                        [ ]       [ ]         [ ]

In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX CORPORATION NOTICE OF
MEETING AND PROXY STATEMENT

                                                    FOR     AGAINST     ABSTAIN
ITEM 3 - APPROVAL OF 2004 EQUITY
         INCENTIVE COMPENSATION PLAN                [ ]       [ ]         [ ]

                                                    FOR     AGAINST     ABSTAIN
ITEM 4 - APPROVAL OF CASH INCENTIVE
         COMPENSATION PLAN                          [ ]       [ ]         [ ]


CONSENTING TO RECEIVE ALL FUTURE ANNUAL MEETING MATERIALS AND SHAREHOLDER
COMMUNICATIONS ELECTRONICALLY IS SIMPLE AND FAST! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.



SIGNATURE                                       SIGNATURE                                         DATE
         ----------------------------------              ----------------------------------            -----------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


------------------------------------                --------------------------------                  ---------------------
            INTERNET                                            TELEPHONE                                      MAIL
    http://www.eproxy.com/gmt                                1-800-435-6710                            Mark, sign and date
Use the Internet to vote your proxy.      OR        Use any touch-tone telephone to        OR            your proxy card
 Have your proxy card in hand when                  vote your proxy. Have your proxy                           and
     you access the web site.                           card in hand when you call.                     return it in the
                                                                                                      enclosed postage-paid
                                                                                                            envelope.
------------------------------------                --------------------------------                  ---------------------


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT WWW.GATX.COM
HTTP://WWW.GATX.COM

PROXY

                                GATX CORPORATION
                   SALARIED EMPLOYEES RETIREMENT SAVINGS PLAN
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 2004

   THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 23, 2004, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                   (Continued and to be signed on other side)


    ------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
    ------------------------------------------------------------------------



    ------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.                                            Please     [  ]
                                                                                                             Mark Here
                                                                                                             for Address
                                                                                                             Change or
                                                                                                             Comments
                                                                                                             SEE REVERSE SIDE
ITEM 1 - ELECTION OF DIRECTORS                                       FOR ALL EXCEPT
                                                                        AS NOTED      WITHHELD
                                                                          BELOW        FOR ALL

Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,                          [  ]           [  ]
03 Richard Fairbanks, 04 Deborah M. Fretz,
05 Miles L. Marsh, 06 Michael E. Murphy, and 07 Ronald H. Zech

WITHHELD FOR: (Write that nominee's name in the space provided below).

-----------------------------------------------------------------------

                                                    FOR     AGAINST     ABSTAIN
ITEM 2 - APPROVAL OF AUDITORS                        [ ]       [ ]         [ ]

In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX CORPORATION NOTICE OF
MEETING AND PROXY STATEMENT

                                                    FOR     AGAINST     ABSTAIN
ITEM 3 - APPROVAL OF 2004 EQUITY
         INCENTIVE COMPENSATION PLAN                [ ]       [ ]         [ ]

                                                    FOR     AGAINST     ABSTAIN
ITEM 4 - APPROVAL OF CASH INCENTIVE
         COMPENSATION PLAN                          [ ]       [ ]         [ ]



SIGNATURE                                       SIGNATURE                                         DATE
         ----------------------------------              ----------------------------------            -----------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

  INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME ON
        APRIL 19, 2004. VOTES CAST AFTER THAT TIME WILL NOT BE COUNTED.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


------------------------------------                --------------------------------                  ---------------------
            INTERNET                                            TELEPHONE                                        MAIL
    http://www.eproxy.com/gmt                                1-800-435-6710                             Mark, sign and date
Use the Internet to vote your proxy.      OR        Use any touch-tone telephone to        OR              your proxy card
 Have your proxy card in hand when                  vote your proxy. Have your proxy                            and
     you access the web site.                           card in hand when you call.                        return it in the
                                                                                                      enclosed postage-paid
                                                                                                              envelope.
------------------------------------                --------------------------------                  ---------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT WWW.GATX.COM
HTTP://WWW.GATX.COM

PROXY

                                GATX CORPORATION
                    HOURLY EMPLOYEES RETIREMENT SAVINGS PLAN
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 23, 2004, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

                   (Continued and to be signed on other side)

    ------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
    ------------------------------------------------------------------------



    ------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.                                            Please     [  ]
                                                                                                             Mark Here
                                                                                                             for Address
                                                                                                             Change or
                                                                                                             Comments
                                                                                                             SEE REVERSE SIDE
ITEM 1 - ELECTION OF DIRECTORS                                       FOR ALL EXCEPT
                                                                        AS NOTED      WITHHELD
                                                                          BELOW        FOR ALL

Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,                          [  ]           [  ]
03 Richard Fairbanks, 04 Deborah M. Fretz,
05 Miles L. Marsh, 06 Michael E. Murphy, and 07 Ronald H. Zech

WITHHELD FOR: (Write that nominee's name in the space provided below).

-----------------------------------------------------------------------

                                                    FOR     AGAINST     ABSTAIN
ITEM 2 - APPROVAL OF AUDITORS                        [ ]       [ ]         [ ]

In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX CORPORATION NOTICE OF
MEETING AND PROXY STATEMENT

                                                    FOR     AGAINST     ABSTAIN
ITEM 3 - APPROVAL OF 2004 EQUITY
         INCENTIVE COMPENSATION PLAN                [ ]       [ ]         [ ]

                                                    FOR     AGAINST     ABSTAIN
ITEM 4 - APPROVAL OF CASH INCENTIVE
         COMPENSATION PLAN                          [ ]       [ ]         [ ]





SIGNATURE                                       SIGNATURE                                         DATE
         ----------------------------------              ----------------------------------            -----------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

  INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME ON
        APRIL 19, 2004. VOTES CAST AFTER THAT TIME WILL NOT BE COUNTED.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


------------------------------------                --------------------------------                  ---------------------
            INTERNET                                            TELEPHONE                                        MAIL
    http://www.eproxy.com/gmt                                1-800-435-6710                             Mark, sign and date
Use the Internet to vote your proxy.      OR        Use any touch-tone telephone to        OR              your proxy card
 Have your proxy card in hand when                  vote your proxy. Have your proxy                            and
     you access the web site.                           card in hand when you call.                        return it in the
                                                                                                      enclosed postage-paid
                                                                                                              envelope.
------------------------------------                --------------------------------                  ---------------------


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT
                 NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT WWW.GATX.COM
HTTP://WWW.GATX.COM

PROXY

                                GATX CORPORATION
                                      ESPP
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 2004
   THIS PROXY IS SOLICITED ON BEHALF OF GATX CORPORATION'S BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Ronald H. Zech, Ronald J. Ciancio and Brian A. Kenney, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GATX CORPORATION to be held at The Northern Trust Company, 50 South LaSalle Street, Sixth Floor Assembly Room, Chicago, Illinois 60675 on Friday, April 23, 2004, at 9:00 A.M., and at any adjournment thereof, on all matters coming before said meeting.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                   (Continued and to be signed on other side)

    ------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
    ------------------------------------------------------------------------



    ------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.                                            Please     [  ]
                                                                                                             Mark Here
                                                                                                             for Address
                                                                                                             Change or
                                                                                                             Comments
                                                                                                             SEE REVERSE SIDE
ITEM 1 - ELECTION OF DIRECTORS                                       FOR ALL EXCEPT
                                                                        AS NOTED      WITHHELD
                                                                          BELOW        FOR ALL

Nominees: 01 Rod F. Dammeyer, 02 James M. Denny,                          [  ]           [  ]
03 Richard Fairbanks, 04 Deborah M. Fretz,
05 Miles L. Marsh, 06 Michael E. Murphy, and 07 Ronald H. Zech

WITHHELD FOR: (Write that nominee's name in the space provided below).

-----------------------------------------------------------------------

                                                    FOR     AGAINST     ABSTAIN
ITEM 2 - APPROVAL OF AUDITORS                        [ ]       [ ]         [ ]

In their discretion, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE GATX CORPORATION NOTICE OF
MEETING AND PROXY STATEMENT

                                                    FOR     AGAINST     ABSTAIN
ITEM 3 - APPROVAL OF 2004 EQUITY
         INCENTIVE COMPENSATION PLAN                [ ]       [ ]         [ ]

                                                    FOR     AGAINST     ABSTAIN
ITEM 4 - APPROVAL OF CASH INCENTIVE
         COMPENSATION PLAN                          [ ]       [ ]         [ ]





SIGNATURE                                       SIGNATURE                                         DATE
         ----------------------------------              ----------------------------------            -----------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


------------------------------------                --------------------------------                  ---------------------
            INTERNET                                            TELEPHONE                                        MAIL
    http://www.eproxy.com/gmt                                1-800-435-6710                             Mark, sign and date
Use the Internet to vote your proxy.      OR        Use any touch-tone telephone to        OR              your proxy card
 Have your proxy card in hand when                  vote your proxy. Have your proxy                            and
     you access the web site.                           card in hand when you call.                        return it in the
                                                                                                      enclosed postage-paid
                                                                                                              envelope.
------------------------------------                --------------------------------                  ---------------------


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT WWW.GATX.COM
HTTP://WWW.GATX.COM